                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 27, 1998 included in OrthAlliance, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.


                                             /s/ Arthur Andersen LLP
                                             Arthur Andersen LLP


Los Angeles, California
May 20, 1998


                                       E-6